Supplement Dated July 21, 2025
To The Updating Summary Prospectus Dated April 28, 2025 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective July 21, 2025 the following product updates have been made to support changes to the maximum Contract issue age and the availability of the Add-On Benefit Advisory Fee Withdrawal Program with elections of the Principal Guard Guaranteed Minimum Accumulation Benefit. The "Updated Information About Your Contract" section of the Updating Summary Prospectus has been revised as follows:

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

General Product Changes

Effective July 21, 2025, the following changes were made to to the Contract:

1.For Contracts issued on or after July 21, 2025, the Contract’s maximum issue age increased from 85 to 90 years old.
2.For all Contracts, the Principal Guard Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”) is now an eligible benefit under the Add-On Benefit Advisory Fee Withdrawal Program. This means that when you elect the Principal Guard GMAB, you will be permitted to take direct deductions of advisory fees from Contract Value to pay your third-party financial professional, up to a maximum annual amount of 1.25% of Contract Value, subject to our administrative rules. For more information, please refer to the “Advisory Fees” and “Add-On Benefit Advisory Fee Withdrawal Program” sections of your prospectus.

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(To be used with JMV21086 04/25)

VPS00082 07/25